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                   SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

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                                FORM 8-K

                             CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of the earliest event reported): September 24, 1998

                     Commission File Number 0-14973

                               UNICO, INC.
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           (Exact name of registrant as specified in charter)

             New Mexico                                  85-0270072
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   (State or other jurisdiction of                      IRS Employer
    incorporation or organization)                   Identification No.


  2925 Bayview Drive, Fremont, California                    94538
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 (Address of Principal Executive Offices)                  (Zip Code)

  Registrant's telephone number, including area code:      510/770-3990


                                  N/A
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     (Former Name or Former Address, if Changed Since Last Report.)






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ITEM 5.  Other Events

On September 24, 1998, the Registrant's board of directors appointed Henry Tang as Secretary of the corporation. It accepted Ms. Fynna Bernardez's resignation as the former Secretary.


ITEM 8.  Change in Fiscal Year

On September 24, 1998, the Registrant's board of directors determined to change the fiscal year of the Registrant from February 28 to June 30. The Registrant has filed a Form 10-Q for the three months ending May 31, 1998 and plans to file a new Form 10-KSB covering the year ended June 30, 1998 which will include a transition period from June 1 to June 30, 1998.



                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICO, INC.

Date:     October 6, 1998               BY:     /s/ Henry Tang
                                        NAME:   HENRY TANG
                                        TITLE:  Secretary